


                               DIMON Incorporated
     PRO FORMA CONDENSED OF CONSOLIDATED BALANCE SHEET as of JUNE 30, 1994
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                   COMBINED
                                                     DIMON         AUSTRO        AUSTRO      PROFORMA      PROFORMA
                                                 INCORPORATED    HELLENIQUE       TURK     ADJUSTMENT      ADJUSTED
                                               ---------------- ------------   ---------  ------------   -----------
ASSETS
Current Assets
  Cash and cash equivalents                       $12,471          $3,154           $665           $0         $16,290
  Trade and other account receivables, net        180,845           6,302          2,431                      189,578
  Tobacco inventories                             403,211          19,425         11,334                      433,970
  Recoverable income taxes                          6,151                                                       6,151
  Prepaid expenses and other assets                82,765           1,833            237                       84,835
                                                 -----------   -----------  --------------    ---------    -----------
  Total current assets                            685,443          30,714         14,667            0         730,824
Investments and other assets                       77,399                             50                       77,449
Intangible Assets                                  57,492                                      17,193 (1)      74,685
Property, Plant and Equipment, net                209,739           1,031          3,706                      214,476
Deferred taxes and other deferred charges          13,743                              8                       13,751

                                               -----------     -----------  -----------------   ---------  -----------
Total Assets                                   $1,043,816         $31,745        $18,431      $17,193      $1,111,185
                                               ===========     ===========  =================   =========  ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Notes payable to banks                         $255,607         $19,881        $15,566      $13,372 (1)    $304,426
  Accounts payable and accrued expenses           144,168           6,987          1,058                      152,213
  Accrued taxes on income                           4,846           1,119                                       5,965
  Advances from customers                          48,929           9,386                                      58,315
  Current portion of long-term debt                14,226                                                      14,226
                                               -----------     -----------  ----------------- ---------    -----------
  Total current liabilities                       467,776          37,373         16,624       13,372         535,145
                                               -----------     -----------  ----------------- ---------    -----------
Long Term Debt                                    188,825                                                     188,825
                                               -----------     -----------  ----------------- ---------    -----------
Convertible Subordinated Debentures                56,475                                                      56,475
                                               -----------     -----------  ----------------- ---------    -----------
Deferred income taxes, compensation and
   other benefits                                  41,199                                                      41,199
                                               -----------     -----------  ----------------- ---------    -----------
Minority Interests                                  1,227                                                       1,227
                                               -----------     -----------  ----------------- ---------    -----------
Shareholder's Equity
  Common Stock                                     79,861                            967         (967)(1)      79,861
  Retained Earnings                               203,615          (5,628)           840        4,788 (1)     203,615
  Cumulative translation adjustment                 6,471                                                       6,471
  Minimum pension liability                        (1,374)                                                     (1,374)
  Unrealized gain (loss) on investments              (259)                                                       (259)
                                               -----------     -----------  ----------------- ---------    -----------
  Total shareholder's equity                      288,314          (5,628)         1,807        3,821         288,314
                                               -----------     -----------  ----------------- ---------    -----------
Total Liabilities and Shareholders' Equity     $1,043,816         $31,745        $18,431      $17,193      $1,111,185
                                               ===========     ===========  ================= =========    ===========


See accompanying notes to unaudited pro forma financial information